Third Quarter 2018   Investor Presentation   October 31, 2018

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Safe Harbor Notice   Forward-Looking Statements   This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking   statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use   of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those   terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest   rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of   financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to   grow our commercial real estate business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks   related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate   assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in   government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to   maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause   actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent   Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any   forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.   We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material, non-public   information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis.   Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press   releases, SEC filings, public conference calls, presentations, webcasts and other information it posts from time to time on its website. To sign-up for email-notifications,   please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The   information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.   Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to   making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the   responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material   contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that   recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium   amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating   our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting   principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative   analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP   financial measures.   2

Overview

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly is a Leading Diversified Capital Manager   4   Source: Bloomberg and Company filings. Market data as of September 28, 2018. Financial data as of September 30, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   The Annaly Middle Market Lending Group provides   financing to private equity backed middle market   businesses across the capital structure   The Annaly Commercial Real Estate Group originates   and invests in commercial mortgage loans, securities and   other commercial real estate debt and equity investments   The Annaly Residential Credit Group invests in Non-   Agency residential mortgage assets within the   securitized product and whole loan markets   The Annaly Agency Group invests in Agency MBS   collateralized by residential mortgages which are   guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae   Assets(1) $106.1bn   Capital(2) $8.8bn   Sector Rank(3) #1/5   Strategy Countercyclical / Defensive   Levered Returns(4) 9% – 10%   Assets(1) $3.2bn   Capital(2) $1.5bn   Sector Rank(3) #6/17   Strategy Cyclical / Growth   Levered Returns(4) 9% – 12%   Assets(1) $2.7bn   Capital(2) $1.1bn   Sector Rank(3) #4/12   Strategy Cyclical / Growth   Levered Returns(4) 8% – 11%   Assets $1.5bn   Capital(2) $1.1bn   Sector Rank(3) #12/45   Strategy Non-Cyclical / Defensive   Levered Returns(4) 9% – 12%   Assets: $113.6bn(1)   Market Cap: $13.3bn

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   95%   96%   Q2 2018 Q3 2018   6.4x 6.7x   Q2 2018 Q3 2018   Third Quarter 2018 Financial Highlights   5   Earnings &   Book Value   Investment   Portfolio   Financing &   Hedging   Earnings per Share Dividend per Share Net Interest Margin   Book Value Per Share   $0.29 | $0.30   $0.30   $10.03   Capital Allocation(3)   Dividend Yield(1)   11.73%   Core   (ex. PAA)*GAAP   Financing & Liquidity Average Cost of Funds(6)Economic Leverage   $700mm   of facility capacity   added during Q3’18   $8.4bn   of unencumbered   assets(4)   Hedge Ratio(5)   $113.6bn   Total Portfolio(2)   $14.9bn   Total Stockholders’ Equity   Yield on Interest   Earning Assets (ex-PAA)*   Return on Equity   Agency   70%   Resi Credit   12%   ACREG   9%   AMML   9%   Credit   30%   Source: Company filings. Financial data as of September 30, 2018, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   1.49% | 1.50%   (ex. PAA)*GAAP   10.73% | 10.85%   Core   (ex. PAA)*GAAP   Total Hedge Portfolio   $96bn   Includes $71bn of   swaps, $5bn of   swaptions and   $20bn of futures   3.07% 3.22%   Q2 2018 Q3 2018   1.89%   2.08%   Q2 2018 Q3 2018

Investment Highlights

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly’s diversification, scale and liquidity coupled with an established investment platform,   provide a unique opportunity in today’s markets   Annaly Advantages   7   Source: Bloomberg, SNL Financial and Company filings.   Note: Market data as of September 28, 2018. Financial data as of September 30, 2018 unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Size & Scale   Diversification   Efficiency of   the Model   Liquidity &   Financing   Disciplined   Consolidator   Environmental, Social   & Governance Focus   Outperformance   ~25x the market   capitalization of   the median   mREIT   37 available   investment   options is nearly   3x more than   Annaly had in   2013(1) and over 4x   more than the   current mREIT   average   Annaly operates at   significantly lower   expense levels than other   Yield Sectors; ~2x more   efficient than   mREIT average(2)   Annaly utilizes a   multitude of funding   sources and has   ~$8.4bn of   unencumbered assets(3)   3 transformational   acquisitions since 2013, with   combined deal value of   ~$3.3bn(4) 2 new   Independent   Directors added to the   Board in 2018; NEOs   voluntarily increased stock   ownership commitments in   2017; established broad-based   employee stock purchase   guidelines in 2016   Annaly’s total return of 74% since   diversification strategy began(1) is 2x higher   than Yield Sectors

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Since January 2016, Annaly has grown its market cap by $4.4 billion, or 50%, through 2 strategic acquisitions and   5 equity offerings(1), while declaring over $3.8 billion in dividends to shareholders   Annaly Advantages | Recent Developments Enhance Size and Scale   8   Source: Bloomberg and Company filings. Market data shown from December 31, 2015 to September 28, 2018.   Note: Cumulative dividends reflects common and preferred dividends.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   –   $0.5   $1.0   $1.5   $2.0   $2.5   $3.0   $3.5   $4.0   $4.5   $5.0   $8.0   $9.0   $10.0   $11.0   $12.0   $13.0   $14.0   $15.0   Jan-16 Mar-16 Jun-16 Sep-16 Dec-16 Feb-17 May-17 Aug-17 Oct-17 Jan-18 Apr-18 Jul-18 Sep-18   Hatteras Acquisition Closed (July 2016)   July 2017 Common Offering   July 2017 Preferred Offering   October 2017 Common Offering   2018 ATM   January 2018 Preferred Offering   MTGE Acquisition Closed (September 2018)   September 2018 Common Offering   Annaly Market Capitalization and Cumulative Dividends Declared   47%   A   B   C   D   E   F   G   H   A   B   C   D   E   F   G   H   Over $3.8 billion cumulative   dividends declared since 2016   M   a   rk   et   C   a   p   (   $   b   n   )   Di   v   id   en   d   s De   cla   red   ($   b   n   )   Market Cap Cumulative Dividends Declared   $13.3bn   Total   Return(2)   Market   Cap   September 28, 2018

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly Advantages | Diversification   9   IPO 1998–2012 2013–2015 2016–2018YTD   Expanded diversification enhances flexibility to capture opportunities   Source: Company filings. Financial data as of September 30, 2018 and market data as of September 28, 2018 unless otherwise noted.   Note: Diagram is not representative of the size of each portfolio. Annaly may not be invested in all investment options at any one point in time.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   30Yr Fixed Pools   ARMs   CMO   INV I.O.   I.O.   15Yr Fixed Pools   30Yr Fixed Pools   ARMs   CMO   2nd Lien   1st Lien   INV I.O.   I.O.   15Yr Fixed Pools   ARMs   CMO   2nd Lien   1st Lien   30Yr Fixed Pools   Preferred Equity   1st Mortgage   TBA Contracts   Mezz   CRE Equity   Private Label CRT   Agency CRT   20Yr. Fixed Pools   First Out / Last Out   CMBS   Unitranche   Freddie B-Piece   Prime Jumbo   Legacy Subprime   Alt-A   Prime   NPL   RPL   INV I.O.   I.O.   15Yr Fixed Pools   ARMs   CMO   2nd Lien   1st Lien   Preferred Equity   1st Mortgage   TBA Contracts   Mezz   CRE Equity   Private Label CRT   Agency CRT   20Yr. Fixed Pools   First Out / Last Out   CMBS   Unitranche   Freddie B-Piece   Prime Jumbo   Legacy Subprime   Alt-A   Prime   NPL   RPL   30Yr Fixed Pools   Expanded Whole Loans   Prime Whole Loans   MSR   Call Rights   Conduit CMBS   CMBX   Investor Loans   Small Balance   Agency DUS   HECM   Healthcare Equity   2014 represents the beginning   of Annaly’s broad-based   diversification efforts   Agency   Resi   CRE   MML   Investment Options   New Options(2)   ($ in m illio ns ) Average   IPO 1998-2012 2013-2015 2016-2018 Today   Market Cap $140 $5,184 $10,894 $11,515 $13,330   Total Assets   (1) $415 $40,716 $81,823 $98,968 $105,962   Beta 0.63 0.72 0.63 0.57 0.53

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   OpEx as % of Average Equity(1)   LTM Pre-Tax Margin(3)   Annaly Advantages | Efficiency   10   Source: Bloomberg and Company filings. Financial data as of June 30, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   53.1%   83.5%   51.2%   27.4%   13.8%   6.7% 3.5% 1.8%   0%   20%   40%   60%   80%   100%   S&P 500 Consumer   Staples   Utilities Select Financials MLPs Equity REITs mREIT Peers NLY   Yield Sectors(2): 36.5%   Annaly continues to further establish itself as a diversified market leader while operating more efficiently   than Yield Sectors and mREIT peers   20%   18%   14%   27%   23%   29%   50%   65%   0%   25%   50%   75%   S&P 500 Consumer   Staples   Utilities Select Financials MLPs Equity REITs mREIT Peers NLY   Yield Sectors(2): 22%    Robust Margin Structure: Annaly’s high   LTM pre-tax margin demonstrates the   efficiency of its model    Efficiency: More efficient than Yield   Sectors and mREIT peers by nearly 21x   and 2x, respectively

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly’s financing flexibility and ability to raise liquidity provides the company with unique competitive advantages   Annaly Advantages | Strategic Financing Alternatives   11   Source: Company filings. Financial data as of September 30, 2018.   Note: Diagram is not representative of Annaly’s entire list of financing options.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Total Capitalization   Common Equity   $13.2 billion   Preferred Equity   $1.8 billion   Secured Financing(3)   $2.3 billion   FHLB(2)   $3.6 billion   Agency,   Non-Agency &   CMBS Repo   $78.3 billion   9/30/2018: $99.2 billion(1)   Financing Options   Available Financing   Options   Agency   Residential   Credit   ACREG AMML   In-House Broker-Dealer    Street Repo      Direct Repo    FHLB      Credit Facilities /   Warehouse Financing     Non-Recourse   Financing Term(4)       Syndication     Mortgage Financing    Preferred Equity       Common Equity    

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly is an industry leading acquirer   Annaly Advantages | Proven Track Record as a Disciplined Consolidator   12   Source: Company filings.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Differentiated Scale   and Liquidity   Diversified Capital   Allocation   Proven Capabilities Across   Asset Classes   Compelling ROEs with   Moderate Leverage   Announcement Date   Size(1)   4/11/2016 5/2/2018   $1,498mm $906mm   Highlights   Increased Diversification     Accretive to Earnings(2)     Improved Operating   Efficiency and Scale     Enhanced Investment   Opportunities     Demonstrated Ability To   Successfully Execute     Annaly’s Proven Value Proposition   1/31/2013   $872mm                  Acquires   MTGE   Investment Corp.

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Focus on Environmental, Social and Governance pillars drives Annaly’s long-term strategy,   purpose and performance   Annaly Advantages | Environmental, Social and Governance (“ESG”) Focus   13   Note: Company statistics as of September 30, 2018, unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Internal campaign to raise awareness and engagement with our   employees regarding sustainability and use of resources    Broad-based Employee Stock Purchase Guidelines    100% of employee-owned stock purchased in the   open market; zero shares sold by management(2)    $25 million social impact JV with CIP(3)    49% of the firm — female or ethnically diverse(4)    41% of 2018 YTD hires are women    Inclusion in 2018 Bloomberg Gender   Equality Index    10 development programs with 100%   employee participation   Principles Recent Initiatives   E   n   viro   n   me   n   ta   l   Go   v   er   n   a   n   ce   S   ocia   l    Annaly celebrates diversity in thought,   background and experience    Our people are the cornerstone of our   strategy    We make investments in underserved   areas of the economy    Annaly is committed   to maintaining robust   governance practices   that benefit the long-   term interests of   our shareholders    Annaly is focused on promoting practices at its corporate   headquarters (“HQ”) that contribute to environmental   sustainability   Employee Awareness   Recycling   Programs(1)   Energy   Tracking(1)   Gold   LEED   Certified HQ   Employee   Diversity   Employee Stock   Purchase Guidelines   Employee Benefits   Talent   Recruitment   Employee   Engagement   Corporate   Philanthropy   Social Impact   Partnerships   Annual Employee   Survey   Focus on Human Capital   & Talent Development   Shareholder Outreach   & Alignment   Disclosure & Transparency   Framework of Ethics   & Integrity   Enterprise Risk   Management   Board   Oversight   Board Diversity   & Refreshment   Operational   Efficiency   Board   Independence    Enhanced disclosure in 2018   proxy    Outreach to 92% of top 50   institutional investors(5)    2 new Independent   Directors added in   2018 – 36% of Board   is female   Regarding Resource Efficiency

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly Advantages | Our Investments Help Fuel the Economy   14   1,000 Loans Totaling $590 Million   To self-employed borrowers with relatively   strong credit, including small business   owners that have challenges accessing   mortgage credit from commercial banks(4)   Annaly’s housing finance portfolio supports homes and communities in every state across the U.S.   Nearly 750,000 homes   Annaly provides financing for Americans and their families(1)   177,000 Loans Totaling $14.3 Billion   To borrowers with lower loan balance   mortgages typically financing homes that   are less than half the national house price   average(3)   3.9 million additional homes   Supported through Annaly’s investments in CRT securities, which   are instruments that allow the private sector to take credit risk   from the GSEs(2)   Lower Loan Balance Mortgages Self-Employed Borrowers   Annaly provides private capital to housing finance markets(6)   Agency MBS   Mortgage Servicing   Rights   GSE CRT   Residential Whole   Loans and Securities   Multifamily   Commercial Real   Estate Loans,   Securities, and Equity   Finances residential   mortgages that have   GSE guarantees   Invests in servicing   rights of Agency MBS   Investments that shift   credit risk from the   GSEs to the private   sector during an   economic downturn   Finances residential   mortgages that do not   have GSE guarantees   Finances multifamily   investments that do not   have GSE guarantees   $105.5 billion $589 million $689 million $2.6 billion $632 million   Source: Bloomberg and Company filings. Financial data as of September 30, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   $25 Million Social Joint Venture(5)   Established joint venture with CIP   dedicated to supporting underserved   communities across the country   Social Impact Investing Joint Venture   Agency Residential Credit Commercial Real Estate

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly Advantages | Outperformance and Relative Valuation   Source: Bloomberg, Company Filings as of June 30, 2018. Market data as of September 28, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly’s performance and yield profile are superior to other yield asset classes, yet valuation remains   relatively low   15   Price to BookDividend YieldTotal Return(1)   73.9%73.8%   63.0%   56.2%   53.1%   49.7%   42.9%   (17.3%)   11.7%   1.9%   10.6%   4.2%   2.9%   4.0% 3.1%   8.0%   0.99x   3.52x   1.03x   2.28x   1.52x   1.93x   5.29x   1.98x   Yield Sectors(2): 36.9%   Yield Sectors(2): 4.4%   Yield Sectors(2): 2.60x

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly is positioned to capitalize on industry and macro trends   Annaly’s Opportunity   16   Industry / Macro Factors   Fed Exit   GSE Risk Sharing   Banks Outsourcing Credit   Private Equity Needs   New Partners   Agency   Residential   Credit   Commercial Real Estate   Middle Market Lending   Annaly’s Business Annaly Positioning Provides    Permanent Capital Solution    Efficient Shared Capital Model    Low Beta as Volatility Increases    High Margin Platform    Stable and Diversified Cash Flows    Consolidator of Smaller, Less   Efficient Platforms

Annaly’s Relative Value

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly trades at a relative discount to other yield producing sectors despite outperforming across operating and   performance metrics   Traditional Valuation and Performance Metrics…   18   Source: Bloomberg, Company Filings as of June 30, 2018. Operating Margin based on trailing 12 month financials as of June 30, 2018. Market data as of September 28, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Full Valuation /   Less Efficient   Potential Upside to   Valuation / More Efficient   Annaly vs. Yield   Sectors(1)   62% lower P/B   48% lower P/E   2.7x higher   dividend yield   Outperformed all other   yield options   1.9x higher operating   margin   ADTV 4.5x the median   yield stock   34% lower beta   Modestly higher   S&P 500   Equity   REITs   Utilities   Select   Financials   Consumer   Staples   MLPs   Price to Book 3.52x 2.28x 1.93x 1.52x 5.29x 1.98x 0.99x   Price to   Earnings   (2) 21.1x 16.5x 15.9x 14.2x 19.6x 15.5x 8.5x   Dividend Yield 1.9% 4.2% 4.0% 2.9% 3.1% 8.0% 11.7%   Total Return   (3) 73.8% 56.2% 49.7% 53.1% 42.9% (17.3%) 73.9%   Operating   Margin   (4) 21% 29% 16% 30% 18% 25% 46%   Leverage   (5) 2.8x 1.9x 2.7x 9.2x 2.2x 3.2x 6.4x   ADTV $1,261 $89 $397 $712 $421 $54 $120   Beta 1.00 0.70 0.63 1.13 0.73 0.88 0.53   Pe   rfo   rm   an   ce   &   Va   lu   ati   on   Mea   su   re   s   Op   er   ati   ng   E   ffi   cie   nc   y &   T   ra   di   ng   Me   tri   cs   Yield Sectors

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   18.9   10.0   9.3 9.7   7.1 6.9   (6.2)   (10.0)   (5.0)   –   5.0   10.0   15.0   20.0   Annaly S&P 500 Utilities Equity   REITs   Consumer   Staples   Select   Financials   MLPs   Treynor Ratio(1)   Yield Sectors(3): 5.4   0.69   0.94   0.69   0.53   0.48   0.38   (0.37)   (0.50)   (0.25)   –   0.25   0.50   0.75   1.00   Annaly S&P 500 Utilities Equity   REITs   Consumer   Staples   Select   Financials   MLPs   Sharpe Ratio(2)   Yield Sectors(3): 0.34   Stability, low beta and strong performance have resulted in outsized risk-adjusted returns   Performance vs. Standard Deviation of ReturnsPerformance vs. Beta   …Can be Supplemented by Analyzing Risk-Adjusted Returns   19   Source: Bloomberg. Market data as of September 28, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly’s Sharpe Ratio(2) is   2.0x that of the average Yield   Sector peer   Annaly’s Treynor Ratio(1) is   3.5x that of the average Yield   Sector peer

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   0.57%   0.53%   0.39%   0.34%   0.40%   0.37%   0.51%   0.45%   0.58%   0.45%   1.73%   1.65%   1.62%   1.53%   1.65%   1.75%   1.58%   1.65%   1.60%1.60%   1.15%   1.12%   1.23%   1.20%   1.25%   1.38%   1.08%   1.20%   1.02%   1.15%   0.80%   1.00%   1.20%   1.40%   1.60%   1.80%   2.00%   2.20%   Q2 2018Q1 2018Q4 2017Q3 2017Q2 2017Q1 2017Q4 2016Q3 2016Q2 2016Q1 2016   Since 2016, Annaly’s core ROE(1) per unit of leverage has been ~46bps, or 39%, greater on average than the   Agency Peer average   Risk-Adjusted Returns | Return per Unit of Economic Leverage   20   Source: Company filings.   Note: Financial data as of June 30, 2018. Values may not sum due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annualized Core ROE(1) per Unit of Economic Leverage   DeltaAnnaly Agency Peer Average

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Annaly has maintained a Net Interest Margin (“NIM”) (ex-PAA)(1) that is 11x more stable   than the average mREIT since 2016   Risk-Adjusted Returns | Margin Stability   21   Source: Company filings and SNL Financial.   Note: Financial data as of September 30, 2018, unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   (2) (3)   0.14%   1.52%   0.35%   1.76%   1.59%   0.04%   0.48%   0.10%   0.54% 0.52%   NLY mREITs Agency Hybrid Commercial   Range Standard Deviation   1.50%   1.56%   1.52%   1.51%   1.47%   1.53%   1.55%   1.53%   1.42%   1.54% 1.54%   Q3'18Q2'18Q1'18Q4'17Q3'17Q2'17Q1'17Q4'16Q3'16Q2'16Q1'16   (3) (4)   Annaly NIM (ex-PAA)(1)   (Q1 2016 – Q3 2018)   NIM Dispersion Relative to mREIT Peers(2)   (Q1 2016 – Q2 2018)

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   18%   (44%)   (6%)   1%   7%   (23%)   (58%)   (55%)   (75%)   (50%)   (25%)   –   25%   Annaly S&P 500 mREITs Utilities Equity REITs Consumer   Staples   Select Financials MLPs   Annaly has historically outperformed the broader market as market volatility has risen   Outperformance During Volatile Periods   Total Shareholder Return Since 2014 When the VIX Index(1) is Above 15   Source: Bloomberg. Market data as of September 28, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly Outperformed the   S&P 500 by 62%   Yield Sectors(3): (26)%   22   Total Shareholder Return(2)

Business Update

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Agency | Portfolio Summary   24   Note: Data as of September 30, 2018. Percentages based on fair market value and may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Agency Portfolio: $106.1 billion in assets at the end of Q3 2018, an increase of ~11% from Q2 2018(1)    Portfolio increase was driven by onboarding of MTGE assets and outright purchases of specified pools and TBAs    Mixed Agency MBS performance in Q3 2018 amid the continued rate sell-off   – While Agency MBS continues to face a challenging supply/demand picture, product fundamentals remain attractive   – Strong economy supports housing turnover, while a fraction of borrowers have refinancing incentive    ~85% of the portfolio was positioned in securities with attractive convexity profiles at the end of Q3 2018   3.5%   32%   4.0%   39%   >=4.5%   10%   <=3.0%   6%   <=3.0%   7%   3.5%   3%   >=4.0%   2%   Total Dedicated Capital: $8.8 billion(1)   Asset Type(1) Pass Through Coupon Type Portfolio Quality(2)   15 & 20Yr:   12%   High Quality   Spec   35%   Med Quality Spec   32%   40+   WALA   19%   Generic   15%   30Yr+:   88%   30 Yr   83%   ARM   5%   15 Yr   5%   20 Yr   4%   IIO/IO/MSR   1%   DUS   1%

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Residential Credit | Portfolio Summary   25   Note: Data as of September 30, 2018, unless otherwise noted. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications include   the economic interest of certain positions that are classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Residential Credit Portfolio: $3.2 billion in assets at the end of Q3 2018, an increase of ~13% from Q2 2018   – Portfolio growth primarily attributable to whole loan purchases coupled with the onboarding of MTGE credit assets    Closed $384 million residential whole loan securitization during Q3 2018, representing the second securitization of 2018    Subsequent to the third quarter, closed on a third securitization of $384.0 million in October 2018, for an aggregate $1.1 billion in   whole loan securitizations in 2018   – Plan to continue utilizing securitization execution as a complement to advantageous FHLB financing of the whole loan   portfolio—to date, there have been zero realized losses on the $1.1 billion whole loan portfolio(1)(2)    Residential Credit continues to perform well, evidenced by spreads tightening across the capital stack during Q3 2018, reversing the   widening that occurred at the end of Q2 2018   Total Dedicated Capital: $1.5 billion   Sector Type(2)(3) Coupon Type(2) Effective Duration(2)   Agency   CRT   21%   Private Lable   CRT   1%   Prime   16%   Alt A   7%   Subprime   13%   NPL   0%   Prime   Jumbo   6%   Prime   Jumbo IO   1%   WL   35% Fixed   35%   Fixed Duration   <2 yrs   2%   Floater   36%   ARM   21%   IO   6%   <2 yrs   52%   2–3 yrs   15%   3–4 yrs   12%   4–5 yrs   6%   > 5 yrs   15%

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Asset Type(2)   Commercial Real Estate | Portfolio Summary    Commercial Real Estate Portfolio: $2.7 billion in assets at the end of Q3 2018, an increase of ~19% from Q2 2018   – Continued to drive portfolio growth through an attractive pipeline despite increasingly competitive credit markets   – Increased debt originations YTD while improving initial debt yields and LTVs    Assets continue to perform as the supply / demand fundamentals in the U.S. commercial real estate market remain favorable    New investment activity outpaced paydowns during Q3 2018   – $545 million of new investments(1) with levered yields of ~11%   – Includes $278 million of healthcare investments acquired in connection with the MTGE acquisition   – $95 million of payoffs / paydowns    Added additional credit facility counterparties and increased total maximum credit facility capacity during the quarter to provide   additional liquidity, lower pricing and debt origination optionality   Total Dedicated Capital: $1.1 billion   Sector Type Geographic Concentration(3)   26   Hotel   14%   Healthcare   6%   Industrial   3%   Multifamily   24%   Other   4%   Office   23%   Retail   26%   NY   20%   CA   11%   DC   6%   VA   10%TX   13%   Other   40%   Note: Data as of September 30, 2018. Portfolio statistics and percentages are based on economic interest and excludes consolidated VIE positions. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Equity:   30%   Preferred   Equity 1%   Mezzanine   27%   First   Mortgage   30%   ACREG   Equity   25%   Healthcare   6%   Held-For-   Sale 2%   Credit   CMBS 9%   AAA CMBS   1%

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Middle Market Lending | Portfolio Summary   27   Note: Data as of September 30, 2018. Percentages based on amortized cost and may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Middle Market Lending Portfolio: $1.5 billion in assets at the end of Q3 2018, an increase of ~22% from Q2 2018    First and second lien portfolio with increased focus on lead arranger opportunities and more concentrated positions    New investment activity outpaced paydowns during Q3 2018   – $259 million of new investments with unlevered yield of ~10%(1)   – $9 million of paydowns    Portfolio of 45 borrowers built through long established relationships with a focus on defensive, non-discretionary, niche industries    Risk rating upgrades represent 24% of portfolio due to net leverage declines    Improved terms and access to financing through $100 million upsize of existing credit facility   Total Dedicated Capital: $1.1 billion   Lien Position Industry(2) Loan Size(3)   16%   14%   9%   5%   4%4%4%   4%   41%   Management & Public Relations Services Computer Programming & Data Processing   Manufacturing Engineering, Architectural, and Surveying   Public Warehousing & Storage Telephone Communications   Offices & Clinics of Doctors Offices & Clinics of Health Practitioners   Other   1st Lien   58%   2nd Lien   42%   $0mm -   $20mm   21%   $20mm -   $40mm   18%   $40mm -   $60mm   26%   $60mm+   36%

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends   28   Unaudited, dollars in thousands except per share amounts   For the quarters ended   September 30, June 30, March 31, December 31, September 30,   2018 2018 2018 2017 2017   GAAP net income (loss) per average common share   (1)   $0.29 $0.49 $1.12 $0.62 $0.31   Core earnings (excluding PAA) per average common share*   (1)   $0.30 $0.30 $0.30 $0.31 $0.30   Core earnings per average common share*   (1)   $0.29 $0.30 $0.41 $0.30 $0.26   PAA cost (benefit) per average common share $0.01 $0.00 ($0.11) $0.01 $0.04   Dividends declared per common share $0.30 $0.30 $0.30 $0.30 $0.30   Book value per common share $10.03 $10.35 $10.53 $11.34 $11.42   Annualized GAAP return (loss) on average equity 10.73% 17.20% 36.86% 20.58% 10.98%   Annualized core return on average equity (excluding PAA)* 10.85% 11.05% 10.70% 10.67% 10.57%   Net interest margin 1.49% 1.53% 1.94% 1.47% 1.33%   Net interest margin (excluding PAA)* 1.50% 1.56% 1.52% 1.51% 1.47%   Leverage, at period-end   (2)   5.9x 6.0x 6.1x 5.7x 5.4x   Economic leverage, at period-end   (3)   6.7x 6.4x 6.5x 6.6x 6.9x   Credit portfolio as a percentage of stockholders' equity   (4)   30% 28% 26% 24% 23%   * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends (cont’d)   29   Unaudited, dollars in thousands   For the quarters ended   September 30, June 30, March 31, December 31, September 30,   2018 2018 2018 2017 2017   Agency mortgage-backed securities $89,290,128 $86,593,058 $88,579,097 $90,551,763 $85,889,131   Credit risk transfer securities 688,521 563,796 628,942 651,764 582,938   Non-Agency mortgage-backed securities 1,173,467 1,006,785 1,066,343 1,097,294 1,227,235   Commercial mortgage-backed securities 186,495 315,050 264,810 262,751 290,479   Total Securities $91,338,611 $88,478,689 $90,539,192 $92,563,572 $87,989,783   Residential mortgage loans $1,217,139 $1,142,300 $974,577 $958,546 $755,064   Commercial real estate debt and preferred equity 1,435,865 1,251,138 1,081,295 1,029,327 981,748   Loans held for sale 42,325 42,458 - - -   Corporate debt 1,528,874 1,256,276 1,152,745 1,011,275 856,110   Total Loans $4,224,203 $3,692,172 $3,208,617 $2,999,148 $2,592,922   Mortgage servicing rights $588,833 $599,014 $596,378 $580,860 $570,218   Residential mortgage loans $765,876 $523,857 $561,108 $479,776 $140,855   C mmercial real estate debt investments 3,521,945 2,542,413 2,695,513 2,826,357 3,578,631   Assets transferred or pledged to securitization vehicles $4,287,821 $3,066,270 $3,256,621 $3,306,133 $3,719,486   Real estate, net $753,014 $477,887 $480,063 $485,953 $470,928   Total residential and commercial investments $101,192,482 $96,314,032 $98,080,871 $99,935,666 $95,343,337

Appendix: Non-GAAP Reconciliations

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations   31   In connection with the Company's continued growth and diversification, including the recent acquisition of MTGE Investment Corp., the   Company has updated its calculation of core earnings and related metrics to reflect changes to its portfolio composition and operations.   Beginning with the results for the quarter ended September 30, 2018, core earnings has been refreshed to include coupon income (expense) on   CMBX positions (reported in Net gains (losses) on other derivatives) and to exclude depreciation and amortization expense on real estate and   related intangibles (reported in Other income (loss)), non-core income (loss) allocated to equity method investments (reported in Other income   (loss)) and the income tax effect of non-core income or loss (reported in Income taxes). Prior period results will not be adjusted to conform to the   revised calculation as the impact in each of those periods is not material.   The Company calculates "core earnings", a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and   CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate   and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e)   general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax   effect of non-core (income)/loss items). Core earnings (excluding PAA) excludes the premium amortization adjustment representing the   cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds   related to the Company’s Agency mortgage-backed securities.

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   32   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands except per share amounts   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures   should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor   understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers.   Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.   For the quarters ended   September 30, June 30, March 31, December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,   2018 2018 2018 2017 2017 2017 2017 2016 2016 2016 2016   GAAP to Core Reconciliation   GAAP net income (loss) $385,429 $595,887 $1,327,704 $746,771 $367,315 $14,522 $440,408 $1,848,483 $730,880 ($278,497) ($868,080)   Net income (loss) attributable to non-controlling interests ($149) ($32) ($96) ($151) ($232) ($102) ($103) ($87) ($336) ($385) ($162)   Net income (loss) attributable to Annaly $385,578 $595,919 $1,327,800 $746,922 $367,547 $14,624 $440,511 $1,848,570 $731,216 ($278,112) ($867,918)   Adjustments to excluded reported realized and unrealized (gains) losses:   Realized (gains) losses on termination of interest rate swaps (575) - (834) 160,075 - 58 - 55,214 (1,337) 60,064 -   Unrealized (gains) losses on interest rate swaps (417,203) (343,475) (977,285) (484,447) (56,854) 177,567 (149,184) (1,430,668) (256,462) 373,220 1,031,720   Net (gains) losses on disposal of investments 324,294 66,117 (13,468) (7,895) 11,552 5,516 (5,235) (7,782) (14,447) (12,535) 1,675   Net (gains) losses on other derivatives (94,827) (34,189) 47,145 (121,334) (154,208) 14,423 (319) 139,470 (162,981) (81,880) (125,189)   Net unrealized (gains) losses on instruments measured at fair value through earnings 39,944 48,376 51,593 12,115 67,492 (16,240) (23,683) (110,742) (29,675) 54,154 (128)   Bargain purchase gain - - - - - - - - (72,576) - -   Adjustments to exclude components of other (income) loss:   Depreciation and amortization expense related to commercial real estate 9,278 - - - - - - - - - -   Non-core (income) loss allocated to equity method investments   (1)   (2,358) - - - - - - - - - -   Non-core other (income) loss   (2)   44,525 - - - - - - - - - -   Adjustments to exclude components of general and administrative expenses and income taxes:   Transaction expenses and non-recurring items   (3)   60,081 - 1,519 - - - - - 46,724 2,163 -   Income tax effect on non-core income (loss) items 886 - - - - - - - - - -   Other non-recurring loss - - - - - - - - - - -   Adjustments to add back components of realized and unrealized (gains) losses:   TBA dollar roll income and CMBX coupon income   (4)   56,570 62,491 88,353 89,479 94,326 81,051 69,968 98,896 90,174 79,519 83,189   MSR amortization   (5)   (19,913) (19,942) (21,156) (19,331) (16,208) (17,098) (14,030) (27,018) (21,634) - -   Core earnings* $386,280 $375,297 $503,667 $375,584 $313,647 $259,901 $318,028 $565,940 $309,002 $196,593 $123,349   Less:   Premium amortization adjustment (PAA) cost (benefit) 3,386 7,516 (118,395) 11,367 39,899 72,700 17,870 (238,941) 3,891 85,583 168,408   Core Earnings (excluding PAA)* 389,666 382,813 385,272 386,951 353,546 332,601 335,898 326,999 312,893 282,176 291,757   AAP net income (loss) per average common share   (6)   $0.29 $0.49 $1.12 $0.62 $0.31 ($0.01) $0.41 $1.79 $0.70 ($0.32) ($0.96)   Core earnings per average common share   (6)   * $0.29 $0.30 $0.41 $0.30 $0.26 $0.23 $0.29 $0.53 $0.29 $0.19 $0.11   Core earnings (excluding PAA) per average common share   (6)   * $0.30 $0.30 $0.30 $0.31 $0.30 $0.30 $0.31 $0.30 $0.29 $0.29 $0.30   Annualized GAAP return (loss) on average equity 10.73% 17.20% 36.86% 20.58% 10.98% 0.46% 13.97% 57.23% 23.55% (9.60%) (29.47%)   Annualized core return on average equity (excluding PAA)* 10.85% 11.05% 10.70% 10.67% 10.57% 10.54% 10.66% 10.13% 10.09% 9.73% 9.91%

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   33   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands   For the quarters ended   September 30, June 30, March 31, December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31,   2018 2018 2018 2017 2017 2017 2017 2016 2016 2016 2016   Premium Amortization Reconciliation   Premium amortization expense $187,537 $202,426 $95,832 $203,951 $220,636 $251,084 $203,634 ($19,812) $213,241 $265,475 $355,671   Less:   PAA cost (benefit) $3,386 $7,516 ($118,395) $11,367 $39,899 $72,700 $17,870 ($238,941) $3,891 $85,583 $168,408   Premium amortization expense (excluding PAA) $184,151 $194,910 $214,227 $192,584 $180,737 $178,384 $185,764 $219,129 $209,350 $179,892 $187,263   Interest Income (excluding PAA) Reconciliation   GAAP interest income $816,596 $776,806 $879,487 $745,423 $622,550 $537,426 $587,727 $807,022 $558,668 $457,118 $388,143   PAA cost (benefit) $3,386 $7,516 ($118,395) $11,367 $39,899 $72,700 $17,870 ($238,941) $3,891 $85,583 $168,408   Interest income (excluding PAA)* $819,982 $784,322 $761,092 $756,790 $662,449 $610,126 $605,597 $568,081 $562,559 $542,701 $556,551   Economic Interest Expense Reconciliation   GAAP interest expense $500,973 $442,692 $367,421 $318,711 $268,937 $222,281 $198,425 $183,396 $174,154 $152,755 $147,447   Add:   Net interest component of interest rate swaps   (1)   (51,349) (31,475) 48,160 73,957 78,564 84,252 88,966 92,841 103,100 108,301 123,124   Economic interest expense*   (1)   $449,624 $411,217 $415,581 $392,668 $347,501 $306,533 $287,391 $276,237 $277,254 $261,056 $270,571   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) $819,982 $784,322 $761,092 $756,790 $662,449 $610,126 $605,597 $568,081 $562,559 $542,701 $556,551   Less:   Economic interest expense*   (1)   449,624 411,217 415,581 392,668 347,501 306,533 287,391 276,237 277,254 261,056 270,571   Economic net interest income (excluding PAA)*   (1)   $370,358 $373,105 $345,511 $364,122 $314,948 $303,593 $318,206 $291,844 $285,305 $281,645 $285,980   Economic Metrics (excluding PAA)   Average interest earning assets $101,704,957 $102,193,435 $101,979,042 $100,247,589 $89,253,094 $83,427,268 $85,664,151 $84,799,222 $82,695,270 $73,587,753 $74,171,943   Interest income (excluding PAA)* $819,982 $784,322 $761,092 $756,790 $662,449 $610,126 $605,597 $568,081 $562,559 $542,701 $556,551   Average yield on interest earning assets (excluding PAA)* 3.22% 3.07% 2.99% 3.02% 2.97% 2.93% 2.83% 2.68% 2.72% 2.95% 3.00%   Average interest bearing liabilities $86,638,082 $87,103,807 $87,376,452 $85,992,215 $76,382,315 $70,486,779 $72,422,968 $72,032,600 $70,809,712 $62,049,474 $62,379,695   Economic interest expense*   (1)   $449,624 $411,217 $415,581 $392,668 $347,501 $306,533 $287,391 $276,237 $277,254 $261,056 $270,571   Average cost of interest bearing liabilities   (1)   2.08% 1.89% 1.90% 1.83% 1.82% 1.74% 1.59% 1.53% 1.57% 1.68% 1.73%   Economic net interest income (excluding PAA)*   (1)   $370,358 $373,105 $345,511 $364,122 $314,948 $303,593 $318,206 $291,844 $285,305 $281,645 $285,980   Net interest spread (excluding PAA)* 1.14% 1.18% 1.09% 1.19% 1.15% 1.19% 1.24% 1.15% 1.15% 1.27% 1.27%   Interest income (excluding PAA)* $819,982 $784,322 $761,092 $756,790 $662,449 $610,126 $605,597 $568,081 $562,559 $542,701 $556,551   TBA dollar roll income and CMBX coupon income   (2)   56,570 62,491 88,353 89,479 94,326 81,051 69,968 98,896 90,174 79,519 83,189   Interest expense (500,973) (442,692) (367,421) (318,711) (268,937) (222,281) (198,425) (183,396) (174,154) (152,755) (147,447)   Net nterest component of interest rate swaps 51,349 31,475 (48,160) (82,271) (88,211) (96,470) (104,156) (103,872) (124,572) (130,762) (147,475)   Subtotal $426,928 $435,596 $433,864 $445,287 $399,627 $372,426 $372,984 $379,709 $354,007 $338,703 $344,818   Average interest earning assets $101,704,957 $102,193,435 $101,979,042 $100,247,589 $89,253,094 $83,427,268 $85,664,151 $84,799,222 $82,695,270 $73,587,753 $74,171,943   Average TBA contract and CMBX balances   (2)   12,216,863 9,407,819 12,050,341 17,509,691 19,291,834 14,206,869 10,655,785 14,613,149 17,280,237 14,592,236 15,110,947   Subtotal $113,921,820 $111,601,254 $114,029,383 $117,757,280 $108,544,928 $97,634,137 $96,319,936 $99,412,371 $99,975,507 $88,179,989 $89,282,890   Net interest margin (excluding PAA)* 1.50% 1.56% 1.52% 1.51% 1.47% 1.53% 1.55% 1.53% 1.42% 1.54% 1.54%

Glossary and Endnotes

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Glossary   35   ACREG: Refers to Annaly Commercial Real Estate Group   ADTV: Represents the average daily trading volume ($millions) for   the trailing 3 months   Agency Peers: Represents their respective sector within the   BBREMTG Index*   AMML: Refers to Annaly Middle Market Lending Group   BBREMTG: Represents the Bloomberg Mortgage REIT Index*   Beta: Represents Bloomberg’s ‘Overridable Adjusted Beta’ which   estimates the degree to which a stock’s price will fluctuate based on   a given movement in the representative market index, calculated   over a two-year historical period as of the date indicated. S&P 500 is   used as the relative index for the calculation   Commercial Peers: Represents their respective sector within the   BBREMTG Index*   Consumer Staples: Represents the S5CONS Index*   CRT: Refers to credit risk transfers   Equity REITs: Represents the RMZ Index*   FHLB: Refers to the Federal Home Loan Bank   GSE: Refers to government sponsored enterprise   Hybrid Peers: Represents their respective sector within the   BBREMTG Index*   MLPs: Represents the Alerian MLP Index*   mREITs or mREIT Peers: Represents the BBREMTG Index*   S&P 500: Represents the S&P 500 Index*   Select Financials: Represents an average of companies in the   S5FINL Index with dividend yields greater than 50 basis points   higher than the S&P 500 dividend yield as of September 28, 2018   Utilities: Represents the Russell 3000 Utilities Index*   Yield Sectors or Yield Sector Peers: Representative of Consumer   Staples, Equity REITs, MLPs, Select Financials and Utilities   *Represents constituents as of September 28, 2018.

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Endnotes   36   Page 4   1. Agency assets include to be announced (“TBA”) purchase contracts (market value) and mortgage   servicing rights (“MSRs”). Residential Credit and ACREG assets include only the economic   interest of consolidated variable interest entities (“VIEs”). Sum of business segment totals does   not tie due to rounding.   2. Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and   varies from total stockholders’ equity.   3. Sector rank compares Annaly dedicated capital in each of its four investment groups as of   September 30, 2018 (adjusted for P/B as of September 28, 2018) to the market capitalization of the   companies in each respective comparative sector as of September 28, 2018. Comparative sectors   used for Agency, ACREG and Residential Credit ranking are their respective sector within the   BBREMTG Index as of September 28, 2018. Comparative sector used for Annaly AMML ranking   is the S&P BDC Index.   4. Levered return assumptions are for illustrative purposes only and attempt to represent current   market asset returns and financing terms for prospective investments of the same, or of a   substantially similar, nature in each respective group.   Page 5   1. Based on annualized, aggregate Q3 2018 dividend of $0.30 and a closing price of $10.23 on   September 28, 2018.   2. Agency assets include TBA purchase contracts (market value) and MSRs. Residential Credit and   ACREG assets include only the economic interest of consolidated VIEs.   3. Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and   varies from total stockholders’ equity.   4. “Unencumbered assets” are representative of Annaly’s excess liquidity and are defined as assets   that have not been pledged or securitized (including cash and cash equivalents, Agency MBS,   CRT, Non-Agency MBS, Residential mortgage loans, MSRs, reverse repo agreements, CRE debt   and preferred equity and corporate debt).   5. Measures total notional balances of interest rate swaps, interest rate swaptions and futures   relative to repurchase agreements, other secured financing and TBA notional   outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce   interest rate risk. Additionally, the hedge ratio does not take into consideration differences in   duration between assets and liabilities.   6. Includes GAAP interest expense and the net interest component of interest rate swaps.   Page 7   1. Data shown since December 31, 2013, which marks the beginning of Annaly’s diversification   efforts through September 28, 2018.   2. Represents Annaly's operating expense as a percentage of average equity compared to the   BBREMTG Index as of June 30, 2018 annualized. Operating expense is defined as: (i) for   internally-managed peers, the sum of compensation and benefits, G&A and other operating   expenses, and (ii) for externally-managed peers, the sum of net management fees, compensation   and benefits (if any), G&A and other operating expenses.   3. “Unencumbered assets” are representative of Annaly’s excess liquidity and are defined as assets   that have not been pledged or securitized (including cash and cash equivalents, Agency MBS,   CRT, Non-Agency MBS, Residential mortgage loans, MSRs, reverse repo agreements, CRE debt   and preferred equity and corporate debt).   4. Includes Annaly’s $872mm acquisition of CreXus Investment Corp. (closed May 24, 2013),   $1,498mm acquisition of Hatteras Financial Corp. (closed July 12, 2016) and $906mm acquisition   of MTGE Investment Corp. (closed September 7, 2018).   Page 8   1. Number of equity offerings does not include any distributions made pursuant to Annaly’s at-   the-market (“ATM”) program of its common stock, which was entered into in January 2018.   Offering proceeds are calculated before expenses.   2. Total return shown since December 31, 2015.   Page 9   1. Reflects total balance sheet asset values.   2. Represents new options in the period.   Page 10   1. Represents operating expense as a percentage of average equity as of June 30, 2018 annualized.   For Annaly and mREIT Peers, operating expense is defined as: (i) for internally-managed   peers, the sum of compensation and benefits, general and administrative expenses (“G&A”)   and other operating expenses, and (ii) for externally-managed peers, the sum of net   management fees, compensation and benefits (if any), G&A and other operating expenses.   Excludes companies with negative equity or operating expenses as a percent of average equity   in excess of 250%.   2. Represents the average of the Yield Sectors.   3. LTM pre-tax margin is calculated as pre-tax income divided by total revenue or total gross   interest income for each company. Companies with negative pre-tax margins are excluded   from the analysis.   Page 11   1. Does not include synthetic financing for TBA contracts.   2. Reflects Annaly's 5-year FHLB financing, which sunsets in February 2021.   3. Excludes securitized debt of VIEs that are consolidated upon the Company's purchase of a   controlling financial interest in the structure. Total does not include middle market loan   syndications.   4. Includes securitization, CLOs and derivative structuring.   Page 12   1. Represents total transaction value to target’s public shareholders.   2. Represents core earnings (ex-PAA), which is a non-GAAP financial measure; see Non-GAAP   Reconciliations.   Page 13   1. Refers to Annaly’s headquarters and any internal programs and initiatives performed at   Annaly’s headquarters. This is not intended to capture any or all policies or procedures relating   to Annaly’s management of assets in its portfolio.   2. Management refers to current executive management.   3. Annaly entered into a social impact investing joint venture with Capital Impact Partners (“CIP”)   in November 2017, in which Annaly’s investment represents $20 million and CIP’s investment   represents $5 million.   4. As permitted by the Equal Employment Opportunity Commission, diversity composition was   obtained from self-identification and visual observation when employee declined to self-   identify. Ethnically diverse represents all non-white ethnicities.   5. Representative of outreach during 2018 proxy season and shareholder base as of March 31, 2018.   Shareholder data per Ipreo.

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   37   Page 14   1. Represents the estimated number of homes financed by Annaly’s holdings of Agency MBS,   residential whole loans and securities, as well as multi-family commercial real estate loans,   securities and equity investments. The number includes all homes related to securities and loans   wholly-owned by Annaly and a pro-rata share of homes in securities or equity investments that   are partially owned by Annaly.   2. CRTs include the loans in the CRT reference pool for CRT securities partially owned by Annaly.   In rare cases, some individual borrowers may be counted multiple times if they are present in   Annaly’s holdings of multiple asset types.   3. Represents all of the loans included in low loan balance (<$85,000) and medium loan balance   ($85,000-$110,000) Agency MBS pools wholly-owned by Annaly and a pro-rata share of loans in   low loan balance and medium loan balance Agency MBS pools partially-owned by Annaly. Based   on FHFA’s June 30, 2018 seasonally adjusted House Price Index, which is calculated using home   sales price information from mortgages sold to, or guaranteed by, Fannie Mae and Freddie Mac.   4. Represents residential whole loans owned by Annaly.   5. Annaly’s investment represents $20 million and CIP’s investment represents $5 million.   6. Represent holdings in each investment class. Agency assets include TBA purchase contracts   (market value) and MSRs. Residential Credit and ACREG assets include only Annaly’s economic   interest in consolidated VIEs.   Page 15   1. Total Return represents the total return for the period beginning December 31, 2013 to September   28, 2018.   2. Represents average of the Yield Sectors.   Page 18   1. Represents average of the Yield Sectors, unless otherwise noted.   2. Price to Earnings represents the current stock price divided by the trailing 12 month earnings. For   Annaly, earnings represents Core EPS (ex-PAA) a non-GAAP financial measure; see Non-GAAP   Reconciliations. For Equity REITs, earnings represents Funds From Operation (“FFO”).   3. Total Return represents the total return for the period beginning December 31, 2013 to September   28, 2018.   4. Annaly Operating margin defined as (trailing 12 month net interest income – trailing 12 month   operating expense) / trailing 12 month interest income. Bloomberg OPER_MARGIN field used   for indices.   5. Annaly Leverage is defined as Q2 2018 Economic Leverage. Bloomberg FNCL_LVRG field minus   1, making it a measure of debt to equity, used for indices. Companies with >50x leverage   excluded   Page 19   1. Treynor Ratio defined as the annualized total shareholder return from December 31, 2013   through September 28, 2018 less the average yield on the 10-yr Treasury over the respective   period divided by the beta over the respective period.   2. Sharpe Ratio defined as the annualized total shareholder return from December 31, 2013 through   September 28, 2018 less the average yield on the 10-yr Treasury over the respective period   divided by the annualized standard deviation of day to day total shareholder returns over the   respective period.   3. Represents the average of the Yield Sectors.   Page 20   1. Annaly core ROE (ex-PAA) is a non-GAAP financial measure; see Non-GAAP Reconciliations.   Agency Peer Average calculated using core ROE or similarly adjusted ROE as disclosed in   each of the peers’ respective public filings, which differ from Annaly’s definition of core.   Page 21   1. Annaly’s NIM represents the sum of interest income plus TBA dollar roll income less interest   expense and realized gains (losses) on interest rate swaps divided by the sum of average   interest earning assets plus average TBA contract balances. NIM (ex-PAA) excludes the PAA   representing the cumulative impact on prior periods, but not the current period, of quarter-   over-quarter changes in estimated long-term prepayment speeds related to Annaly’s Agency   MBS. Represents a non-GAAP financial measure; see Appendix.   2. Represents NIM (ex-PAA) for Annaly and similarly adjusted NIM for Agency peers as   disclosed in each of the Agency peers’ respective public filings. For Hybrid and Commercial   peers, NIM represents net interest income as a percentage of average earning assets as defined   by SNL Financial.   3. Range represents the average difference between companies’ maximum and minimum   quarterly NIM or NIM (ex-PAA) from Q1 2016 through Q2 2018.   4. Standard deviation represents the average standard deviation of companies’ quarterly NIM or   NIM (ex-PAA) from Q1 2016 through Q2 2018.   Page 22   1. The VIX Index represents the Chicago Board Options Exchange Volatility Index.   2. Total Shareholder Return is the aggregate of daily total shareholder returns on days in which   the VIX Index closes above 15 from December 31, 2013 to September 28, 2018.   3. Represents the average of the Yield Sectors.   Page 24   1. Includes TBA purchase contracts and MSRs.   2. “High Quality Spec” protection is defined as pools backed by original loan balances of up to   $125k, highest LTV pools (CR>125%LTV), geographic concentrations (NY/PR). “Med Quality   Spec” includes $200k loan balance, $175k loan balance, $150k loan balance, high LTV pools   (CQ 105-125% LTV) . “40+ WALA” is defined as weighted average loan age greater than 40   months and treated as seasoned collateral.   Page 25   1. Realized losses represents the realized dollar loss or write-down taken on the contractual   principal balance of mortgage debt.   2. Shown exclusive of securitized residential mortgage loans of a consolidated VIE and loans held   by an affiliated master servicer.   3. Prime classification includes $21 million of Prime IO.

© Copyright 2018 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   38   Page 26   1. Includes $30 million of future funding commitments.   2. B-Notes held for investment reflected as mezzanine investments.   3. Other includes 45 states, none of which represents more than 5% of total portfolio value. The   Company looked through to the collateral characteristics of securitizations and equity method   investments.   Page 27   1. Inclusive of add-ons and repricings; yield calculated net of syndications. Does not include $10   million of committed but undrawn revolver.   2. Based on Standard Industrial Classification industry categories.   3. Breakdown based on aggregate dollar amount of individual investments made within the   respective loan size buckets. Multiple investment positions with a single obligor shown as one   individual investment.   Page 28   1. Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the   quarter ended September 30, 2017 includes, cumulative and undeclared dividends of $8.3 million   on the Company's Series F Preferred stock as of September 30, 2017.   2. Debt consists of repurchase agreements, other secured financing, securitized debt, and mortgages   payable. Securitized debt and mortgages payable are non-recourse to the Company.   3. Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward   purchases of investments divided by total equity. Recourse debt consists of repurchase   agreements and other secured financing. Securitized debt and mortgages payable are non-   recourse to the Company and are excluded from this measure.   4. Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans,   commercial real estate debt investments and preferred equity investments, loans held for sale,   investments in commercial real estate and corporate debt, net of financing.   Non-GAAP Reconciliations   Page 32   1. Beginning with the quarter ended September 30, 2018, the Company excludes non-core (income)   loss allocated to equity method investments, which represents the unrealized (gains) losses   allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss)   2. Represents the amount of consideration paid for the acquisition of MTGE Investment Corp. in   excess of the fair value of net assets acquired. This amount is primarily attributable to a decline   in portfolio valuation between the pricing and closing dates of the transaction and is consistent   with changes in market values observed for similar assets over the same period.   3. Represents costs incurred in connection with the MTGE transaction and costs incurred in   connection with a securitization of residential whole loans for the quarter ended September 30,   2018. Represents costs incurred in connection with a securitization of residential whole loans for   the quarter ended March 31, 2018. Represents costs incurred in connection with the HTS   transaction for the periods ended September 30, 2016 and June 30, 2016.   4. TBA dollar roll income and CMBX coupon income each represent a component of Net gains   (losses) on other derivatives. CMBX coupon income totaled $1.2 million for the quarter ended   September 30, 2018. There were no adjustments for CMBX coupon income prior to September   30, 2018.   5. MSR amortization represents the portion of changes in fair value that is attributable to the   realization of estimated cash flows on the Company’s MSR portfolio and is reported as a   component of Net unrealized gains (losses) on instruments measured at fair value.   6. Net of dividends on preferred stock   Page 33   1. Prior to the quarter ended March 31, 2018, this metric included the net interest component of   interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31,   2018, as a result of changes to the Company’s hedging portfolio, this metric represents the net   interest component of all interest rate swaps.   2. CMBX coupon income and average CMBX balances have only been applied to the quarter   ended September 30, 2018. The impact to net interest margin (ex-PAA) in prior periods was   immaterial.